Exhibit 10.1

独家业务合作协议

Exclusive Business Cooperation Agreement

本独家业务合作协议（下称“本协议”）由以下双方于2020年 5 月 27 日在中华人民共和国（下称“中国”）北京市签署。

This Exclusive Business Cooperation Agreement (this “Agreement”) is made and entered into by and between the following parties on May 27th , 2020 in Beijing, the People’s Republic of China (“China” or the “PRC”).

甲方：	讯鸟数字科技（北京）有限公司
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内3
Party A:	Infobird Digital Technology (Beijing) Co., Ltd
Address:	RoomA12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China

乙方：	北京讯鸟软件有限公司
地址：	北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1
Party B:	Beijing Infobird Software Co., Ltd.
Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing

甲方和乙方以下各称为“一方”，统称为“双方”。

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

鉴于：

Whereas,

1.	甲方是一家在中国成立的外商独资企业，拥有提供技术和咨询服务的必要资源；

Party A is a wholly foreign owned enterprise established in China, and has the necessary resources to provide technical and consulting services;

2.	乙方是一家在中国成立的有限责任公司，乙方现时及在本协议有效期内的任何时候所经营并发展的所有业务活动以下合称“主营业务”；

Party B is a limited liability company established in China. The businesses which Party B is conducting currently and/or will conduct during the term of this Agreement are collectively referred to as the “Principal Business”;

秘密文件 Strictly Confidential

3.	甲方同意利用其技术、人员和信息优势，在本协议期间向乙方提供有关主营业务的独家技术支持、咨询和其他服务，乙方同意接受甲方或其指定方按本协议条款的规定提供的各种服务。

Party A is willing to provide Party B with technical support, consulting services and other services on an exclusive basis in relation to the Principal Business during the term of this Agreement, utilizing its advantages in technology, human resources, and information, and Party B is willing to accept such services provided by Party A or Party A's designee(s), in each case on the terms set forth herein.

据此，甲方和乙方经协商一致，达成如下协议：

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1.	服务提供

Services Provided by Party A

1.1	按照本协议条款和条件，乙方在此委任甲方在本协议期间作为乙方的独家服务提供者向乙方提供全面的技术支持、咨询服务和其他服务，包括但不限于以下内容：

Party B hereby appoints Party A as Party B's exclusive services provider to provide Party B with comprehensive technical support, consulting services and other services during the term of this Agreement, in accordance with the terms and conditions of this Agreement, including but not limited to the following:

(1)	许可乙方使用甲方拥有合法权利可使用或许可他人使用的相关软件；

Licensing Party B to use any software which Party A has legitimate rights to use or license others to use;

(2)	乙方业务所需的相关应用软件的开发、维护与更新；

Development, maintenance and upgrade of software involved in Party B’s business;

(3)	计算机网络系统、硬件设备及数据库的设计、安装和日常管理、维护、更新；

Design, installation, daily management, maintenance and updating of Party B’s network system, hardware and database;

(4)	乙方相关人员的技术支持和专业培训；

Technical support and training for employees of Party B;

秘密文件 Strictly Confidential

(5)	协助乙方进行有关的技术和市场信息的咨询、收集与调研（中国法律禁止外商独资企业从事的市场调查除外）；

Assisting Party B in consultancy, collection and research of technology and market information (excluding market research business that wholly foreign-owned enterprises are prohibited from conducting under PRC law);

(6)	为乙方提供企业管理咨询；

Providing business management consultation for Party B;

(7)	为乙方提供市场营销和推广服务；

Providing marketing and promotion services for Party B;

(8)	为乙方提供客户订单管理和客户服务

Providing customer order management and customer services for Party B;

(9)	设备、资产出租；和

Leasing of equipments or properties; and

(10)	在中国法律允许的情况下，其他应乙方要求而不时提供的其他相关服务。

Other services requested by Party B from time to time to the extent permitted under PRC law.

1.2	乙方接受甲方提供的服务。乙方进一步同意，除非经甲方事先书面同意，在本协议期间，就本协议约定的服务或其他事宜，乙方不得直接或间接地从任何第三方获得任何与本协议相同或类似的服务，并不得与任何第三方就本协议所述事项建立任何类似的合作关系。双方同意，甲方可以指定其他方为乙方提供本协议约定的服务并就该等服务与乙方签署本协议第1.3条描述的协议。

Party B agrees to accept all the services provided by Party A. Party B further agrees that without Party A's prior written consent, during the term of this Agreement, Party B shall not directly or indirectly accept the same or any similar services provided by any third party, nor shall it enter into any similar corporation relationship with any third party regarding the subject matters contemplated by this Agreement. Party A may designate or appoint other parties to provide Party B with the services under this Agreement and to enter into agreements with Party B for such services in accordance with Section 1.3 hereof.

秘密文件 Strictly Confidential

1.3       服务的提供方式

Service Providing Methodology

1.3.1	甲、乙双方同意在本协议有效期内，视情况而定，乙方可以与甲方或甲方指定的其他方进一步签订服务协议，对各项服务的具体内容、方式、人员、收费等进行约定。

Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into further service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific services.

1.3.2	为更好地履行本协议，甲乙双方同意，视情况而定，乙方在本协议有效期内将与甲方或甲方指定的其他方根据业务进展需要随时签署设备、资产的租用协议，由甲方将有关的设备、资产提供给乙方使用。

To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, where necessary, Party B may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A's relevant equipment or property based on the needs of the business of Party B.

1.3.3	乙方特此向甲方授予一项不可撤销的排他性的购买权，根据该购买权，甲方可在中国法律法规允许的范围内，由甲方自行选择，向乙方及其控制的子公司（统称“授予实体”）购买任何部分或全部资产和业务，作价为中国法律允许的最低价格。为本条之目的，乙方应促使除乙方以外的各授予实体出具一份书面确认函，以确认其接受本条规定的条款并同意按照本第1.3.3条的规定向甲方授予购买权。若甲方选择行使该购买权以购买任何授予实体的部分或全部资产和业务，届时甲方及该授予实体将另行签订资产或业务转让合同，对该资产转让的条款和条件进行约定，但前提是资产转让的价格应当符合本条之规定。

Party B hereby grants to Party A an irrevocable and exclusive option to purchase from Party B or any subsidiary controlled by Party B (collectively, “Granting Entities”, each a “Granting Entity”), at Party A’s sole discretion, any or all of the assets and business of any of such Granting Entities, to the extent permitted under the laws of China, at the lowest purchase price permitted by the laws of China. For the purpose of this section, Party B shall procure each Granting Entity (other than Party B) to acknowledge and accept the provisions in this section and to agree to grant Party A the option in accordance with this section. Where Party A exercises the option, Party A and the relevant Granting Entity shall then enter into a separate assets or business transfer agreement, specifying the terms and conditions of the transfer of the assets, provided that the purchase price shall conform with provisions hereunder.

秘密文件 Strictly Confidential

2.	服务的价格和支付方式

The Calculation and Payment of the Service Fees

双方同意，就本协议项下甲方向乙方提供的各项服务，乙方应将其合并报表基础上的总收入扣除双方认可的业务成本后的余额（下称“净收入”）的 100%的款项支付给甲方作为服务费（下称“服务费”）。服务费应当按月支付。乙方应于每月最后一天的 30 日内，(a) 向甲方提供乙方当月的管理报表和经营数据，包括乙方在当月的净收入额（下称“每月净收入”）；(b) 将每月净收入的100%支付给甲方（下称“月付款”）。乙方应于每个财政年度末的 90 日内，(a) 向甲方提供乙方在本财政年度的经审计的合并财务报表，该财务报表应当经由甲方批准的独立注册会计师审计并认证；(b) 如果按照经审计的合并财务报表显示，本财政年度内乙方向甲方支付的月付款的总额有任何不足，乙方应向甲方支付财务报表显示的月付款和实际支付的月付款总额之间的差额。双方同意，根据双方实际合作情况和乙方的收支状况，双方可对服务费的计算比例进行合理调整，并且甲方可自行决定在特定情况下是否允许乙方迟延支付部分服务费。

Both Parties agree that, in consideration of the services provided by Party A, Party B shall pay Party A fees (the “Service Fees”) equal to 100% of the consolidated basis net income of Party B, which equals the balance of the gross income less the costs of Party B acceptable to the Parties (the “Net Income”). The Service Fees shall be due and payable on a monthly basis. Within 30 days after the end of each month, Party B shall (a) deliver to Party A the management accounts and operating statistics of Party B for such month, including the Net Income of Party B during such month (the “Monthly Net Income”), and (b) pay 100% of such Monthly Net Income to Party A (each such payment, a “Monthly Payment”). Within ninety (90) days after the end of each fiscal year, Party B shall (a) deliver to Party A audited consolidated financial statements of Party B for such fiscal year, which shall be audited and certified by an independent certified public accountant approved by Party A, and (b) pay an amount to Party A equal to the shortfall, if any, of the aggregate net income of Party B for such fiscal year, as shown in such audited consolidated financial statements, as compared to the aggregate amount of the Monthly Payments paid by Party B to Party A in such fiscal year. Party A and Party B further agree that, according to the actual cooperation between Party A and Party B and the revenue and expenditure situation of Party B, the Parties can reasonably adjust the calculation ratio of the Service Fees provided herein, and Party A is entitled to determine, as its sole discretion, whether to permit Party B to defer the payment of part of Service Fees under certain particular circumstances.

秘密文件 Strictly Confidential

3.	知识产权和保密条款

Intellectual Property Rights and Confidentiality Clauses

3.1	甲方对履行本协议而产生或创造的任何和所有知识产权（包括但不限于著作权、专利权、专利申请权、软件、技术秘密、商业机密及其他）均享有独占的和排他的所有权、权利和利益。乙方应签署所有适当的文件，采取所有适当的行动，递交所有的文件和/或申请，提供所有适当的协助，以及做出所有其他依据甲方的自行决定认为是必要的行为，以将任何对该等知识产权的所有权、权利和权益赋予甲方，和/或完善对甲方此等知识产权权利的保护。

Party A shall have exclusive and proprietary ownership, rights and interests in any and all intellectual properties arising out of or created during the performance of this Agreement, including but not limited to copyrights, patents, patent applications, software, technical secrets, trade secrets and others. Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A at its sole discretion for the purposes of vesting any ownership, right or interest of any such intellectual property rights in Party A, and/or perfecting the protections for any such intellectual property rights of Party A.

3.2	双方承认及确认有关本协议、本协议内容以及彼此就准备或履行本协议而交换的任何口头或书面资料均被视为保密信息。双方应对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三方披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本协议所述交易而需向其股东、董事、员工、法律或财务顾问披露之信息，而该股东、董事、员工、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方股东、董事、员工或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third party, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is disclosed by a Party pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.

秘密文件 Strictly Confidential

4.       陈述和保证

Representations and Warranties

4.1	甲方陈述、保证和承诺如下：

Party A hereby represents, warrants and covenants as follows:

4.1.1	甲方是按照中国法律合法成立并有效存续的外商独资企业；甲方或其指定的服务提供方将在根据本协议提供任何服务前获得提供该等服务所需的全部政府许可、证照。

Party A is a wholly foreign owned enterprise legally established and validly existing in accordance with the laws of China; Party A or the service providers designated by Party A will obtain all government permits and licenses for providing the service under this Agreement before providing such services.

4.1.2	甲方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；甲方对本协议的签署，交付和履行并不违反法律法规的明确规定。

Party A has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party A’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation.

4.1.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party A’s legal, valid and binding obligations, enforceable against it in accordance with its terms.

秘密文件 Strictly Confidential

4.2	乙方陈述、保证和承诺如下：

Party B hereby represents, warrants and covenants as follows:

4.2.1	乙方是按照中国法律合法成立且有效存续的公司，乙方获得并将维持从事主营业务所需的全部政府许可、证照。

Party B is a company legally established and validly existing in accordance with the laws of China and has obtained and will maintain all permits and licenses for engaging in the Principal Business in a timely manner.

4.2.2	乙方已采取必要的公司行为，获得必要的授权，并取得第三方和政府部门的同意及批准（若需）以签署，交付和履行本协议；乙方对本协议的签署，交付和履行并不违反法律法规的明确规定。

Party B has taken all necessary corporate actions, obtained all necessary authorizations as well as all consents and approvals from third parties and government agencies (if required) for the execution, delivery and performance of this Agreement. Party B’s execution, delivery and performance of this Agreement do not violate any explicit requirements under any law or regulation.

4.2.3	本协议构成对其合法、有效、有约束力并依本协议之条款对其强制执行的义务。

This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it in accordance with its terms.

5.       协议期限

Term of Agreement

5.1	本协议自双方正式签署之日起生效；除非本协议明确约定或甲方书面决定终止本协议，本协议永久有效。

This Agreement shall become effective upon execution by the Parties. Unless terminated in accordance with the provisions of this Agreement or terminated in writing by Party A, this Agreement shall remain effective.

秘密文件 Strictly Confidential

5.2	如果在本协议有效期内，任何一方的经营期限届满，则该方应及时续展其经营期限，以使本协议得以继续有效和执行。如一方续展经营期限之申请未获任何主管部门批准或同意，则本协议于该方经营期限届满之时终止。

During the term of this Agreement, each Party shall renew its operation term prior to the expiration thereof so as to enable this Agreement to remain effective. This Agreement shall be terminated upon the expiration of the operation term of a Party if the application for renewal of its operation term is not approved by relevant government authorities.

5.3	在本协议终止之后，双方在第3、6、7条和本第5.3条下的权利和义务将继续有效。

The rights and obligations of the Parties under Sections 3, 6, 7 and this Section 5.3 shall survive the termination of this Agreement.

6.       适用法律和争议解决

Governing Law and Resolution of Disputes

6.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国的法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

6.2	因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向另一方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，仲裁语言应为中文。仲裁裁决是终局性的，对双方均有约束力。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Party for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its arbitration rules. The arbitration shall be conducted in Beijing, and the arbitration proceedings shall be conducted in Chinese. The arbitration award shall be final and binding on both Parties.

秘密文件 Strictly Confidential

6.3	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

7.       违约责任和补偿

Breach of Agreement and Indemnification

7.1	若乙方实质性违反本协议项下所作的任何一项约定，甲方有权终止本协议和/或要求乙方给予损害赔偿；本第7.1条不应妨碍甲方在本协议下的任何其他权利。

If Party B conducts any material breach of any term of this Agreement, Party A shall have right to terminate this Agreement and/or require Party B to indemnify all damages; this Section 7.1 shall not prejudice any other rights of Party A herein.

7.2	除非法律另有规定，乙方在任何情况均无权利终止或解除本协议。

Unless otherwise required by applicable laws, Party B shall not have any right to terminate this Agreement in any event.

7.3	就甲方根据本协议向乙方提供的服务所产生或引起的针对甲方的诉讼、请求或其他要求而招致的任何损失、损害、责任或费用都应由乙方补偿给甲方，以使甲方不受任何损害，除非该损失、损害、责任或费用是因甲方的重大过失或故意不当行为而产生的。

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

秘密文件 Strictly Confidential

8.       不可抗力

Force Majeure

8.1	若由于地震、台风、洪水、火灾、流行病、战争、罢工以及其他任何无法预见并且是受影响方无法防止亦无法避免的不可抗力事件（下称“不可抗力”），而直接致使本协议任何一方不能履行或不能完全履行本协议时，则受上述不可抗力影响的一方不对此不履行或部份履行承担责任。但该受影响方须立即毫不迟延地向另外一方发出书面通知，并须在发出该书面通知后十五天内向另外一方提供不可抗力事件的详情，解释其此种不能履行、部分不能履行或需要迟延履行的原因。

In the case of any force majeure events (“Force Majeure”) such as earthquake, typhoon, flood, fire, flu, war, strikes or any other events that cannot be predicted and are unpreventable and unavoidable by the affected Party, which directly or indirectly causes the failure of either Party to perform or completely perform this Agreement, then the Party affected by such Force Majeure shall give the other Party written notices without any delay, and shall provide details of such event within 15 days after sending out such notice, explaining the reasons for such failure of, partial or delay of performance.

8.2	若主张不可抗力的一方未能根据以上规定通知另一方并提供适当证明，其不得免于未能履行其在本协议项下义务的责任。受不可抗力影响的一方应作出合理的努力，以减低该不可抗力造成的后果，并在该不可抗力终止后尽快恢复履行所有有关义务。如受不可抗力影响的一方在因不可抗力而暂免履行义务的理由消失后未有恢复履行有关义务，该方应就此向另一方承担责任。

If such Party claiming Force Majeure fails to notify the other Party and furnish it with proof pursuant to the above provision, such Party shall not be excused from the non-performance of its obligations hereunder. The Party so affected by the event of Force Majeure shall use reasonable efforts to minimize the consequences of such Force Majeure and to promptly resume performance hereunder whenever the causes of such excuse are cured. Should the Party so affected by the event of Force Majeure fail to resume performance hereunder when the causes of such excuse are cured, such Party shall be liable to the other Party.

8.3	不可抗力发生时，双方应立即互相协商，以求达致公平解决方案，并须作出一切合理努力，尽量减低该不可抗力造成的后果。

In the event of Force Majeure, the Parties shall immediately consult with each other to find an equitable solution and shall use all reasonable endeavours to minimize the consequences of such Force Majeure.

秘密文件 Strictly Confidential

9.       通知

Notices

9.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of receipt or refusal at the address specified for notices.

9.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2	为通知的目的，双方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方： 讯鸟数字科技（北京）有限公司

Party A: Infobird Digital Technology (Beijing) Co., Ltd

地址： 北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内3

Address:	RoomA12A05(3), Building 2, No.1 Courtyard, Lizezhongyi Road, Chaoyang District, Beijing, China

收件人： 周莲芳

Attn:	Zhou Lianfang

电话： 13522343325

Phone:	13522343325

秘密文件 Strictly Confidential

乙方： 北京讯鸟软件有限公司

Party B: Beijing Infobird Software Co., Ltd.

地址： 北京市朝阳区利泽中一路1号院2号楼13层办公A12A05内1

Address:	Room A12A05(1), Floor 13, Building 2, Yard 1, Lizezhongyi Road, Chaoyang District, Beijing

收件人： 周莲芳

Attn:	Zhou Lianfang

电话： 13522343325

Phone:	13522343325

9.3	任何一方可按本条规定随时给另一方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10.       协议的转让

Assignment

10.1	乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2	乙方在此同意，甲方可以向第三方转让其在本协议项下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party and in case of such assignment, Party A is only required to give written notice to Party B and does not need any consent from Party B for such assignment.

秘密文件 Strictly Confidential

11.       协议的分割性

Severability

如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall negotiate in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12.       协议的修改、补充

Amendments and Supplements

双方可以书面协议方式对本协议作出修改和补充。经过双方签署的有关本协议的修改协议和补充协议是本协议组成部分，具有与本协议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13.       语言和副本

Language and Counterparts

本协议以中文和英文书就，一式二份，甲乙双方各持一份。中英文版本如有冲突，应以中文版为准。

This Agreement is written in both Chinese and English language in two copies, each Party having one copy. In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

秘密文件 Strictly Confidential

有鉴于此，双方已使得经其授权的代表于文首所述日期签署了本独家业务合作协议并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

甲方： 讯鸟数字科技（北京）有限公司（章）

Party A: Infobird Digital Technology (Beijing) Co., Ltd (Seal)

签字： (Signature)

By: /s/ Wu Yimin

姓名： 吴益民

Name: WU Yimin

职位： 法定代表人

Title: Legal Representative

乙方： 北京讯鸟软件有限公司（章）

Party B: Beijing Infobird Software Co., Ltd. (Seal)

签字： (Signature)

By: /s/ Wu Yimin

姓名： 吴益民

Name: WU Yimin

职位： 法定代表人

Title: Legal Representative

秘密文件 Strictly Confidential